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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                           -------------------------

      Date of Report (Date of earliest event reported): September 15, 2004

                         MERRILL LYNCH DEPOSITOR, INC.
                    (ON BEHALF OF PPLUS TRUST SERIES CMT-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE               001-32142              13-3891329
         (State or other       (Commission File #)     (I. R. S. Employer
         jurisdiction of                               Identification No.)
          incorporation)

      WORLD FINANCIAL CENTER,                                10080
       NEW YORK,  NEW YORK                                (Zip Code)
      (Address of principal
       executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.      REGISTRANT'S BUSINESS AND OPERATIONS

                Not applicable.

SECTION 2.      FINANCIAL INFORMATION

                Not applicable.

SECTION 3.      SECURITIES AND TRADING MARKETS

                Not applicable.

SECTION 4.      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                Not applicable.

SECTION 5.      CORPORATE GOVERNANCE AND MANAGEMENT

                Not applicable.


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SECTION 6.      [RESERVED]

SECTION 7.      REGULATION FD

                Not applicable.

SECTION 8.      OTHER EVENTS

  ITEM 8.01     OTHER EVENTS

       99.1 Distribution to holders of the PPLUS Trust Certificates Series CMT-1 on September 15, 2004.


                        For information with respect to the underlying
                securities held by PPLUS Trust Series CMT-1, please refer to Comcast Corporation's (Commission file number 000-50093) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                        Although we have no reason to believe the information
                concerning the underlying securities, the underlying guarantees, the underlying securities issuer or the underlying securities guarantors contained in the underlying securities issuer's or the underlying securities guarantors' Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantors (including, without limitation, no investigation as to their respective financial condition or creditworthiness), the underlying securities or the underlying guarantees has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantors as you would obtain and evaluate if you were investing directly in the underlying securities and the underlying guarantees or in other securities issued by the underlying securities issuer or the underlying securities guarantors. There can be no assurance that events affecting the underlying securities, the underlying guarantees, the underlying securities issuer or the underlying securities guarantors have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


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SECTION 9.      FINANCIAL STATEMENTS AND EXHIBITS

  ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

                (a)     Financial statements of business acquired.

                        Not Applicable.

                (b)     Pro forma financial information.

                        Not Applicable.

                (c)     Exhibits.

                        99.1 Trustee's report in respect of the September 15, 2004 distribution to holders of the PPLUS Trust Certificates Series CMT-1.



                                              SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              MERRILL LYNCH DEPOSITOR, INC.

  Date: September 21, 2004                     By:      /s/ Brian Barrett
                                                        ----------------------
                                                       Name:    Brian Barrett
                                                       Title:   President


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                                          EXHIBIT INDEX


                99.1 Trustee's report in respect of the September 15, 2004 distribution to holders of the PPLUS Trust Certificates Series CMT-1.